AGREEMENT


         For and in consideration of mutual benefits, detriments, and promises, the parties hereto, Comercis, Inc. (CI), a Delaware corporation and Rocky Mountain Financial Enterprises, Inc. (RMFE), a Colorado corporation, recite and agree as follows:

     a. Comercis, Inc. wishes to purchase control shares of Rocky Mountain Financial Enterprises, Inc.

     b.  Comercis,   Inc.  intends  to  merge  with  Rocky  Mountain   Financial
Enterprises, Inc.


                                    ARTICLE I

                                  SUBSCRIPTION

         1.1 Comercis, Inc. concurrently herewith is subscribing for 17,862,376 shares of common stock for a total payment of $305,000 of which $200,000 shall be paid within five days after date hereof. If the first subscription payment is not made as required, then this Agreement shall be null and void.

     1.2 Comercis, Inc. further is concurrently executing two promissory notes for the balance of $105,000.00 for which payment shall be made on or before December 20, 2000.


                                   ARTICLE II

                             PAYMENT OF DEBTS & FEES

         2.1 RMFE and CI agree that the following payments shall be paid from the first payment of $200,000:

         a. $75,000 consulting fees to National Multifamily Housing Corp.

         b. $62,500 consulting fees to Rocky Mountain Financial Network.

         c. $62,500 to Michael Littman, Esq. as and for attorney's fees.

In addition RMFE and CI agree that CI shall

     a. Assume the current debt of RMFE totaling approximately $70,000 as is set forth in Schedule 1 attached hereto and incorporated by reference as though fully set forth herein, and;


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         b. CI shall  execute a promissory  note for $11,500  payable to Michael
Littman, Esq. due December 20, 2000, as for attorneys fees and consulting fees a copy of which is attached hereto as "Exhibit A" and incorporated by reference as though fully set forth herein, and;

         c. CI shall execute a second promissory note for $23,500 payable to Mark Urich in release of all claims and notes due December 20, 2000, a copy of which is attached hereto as "Exhibit B" and incorporated by reference as though fully set forth herein.


                                   ARTICLE III

         Representations, Warranties and Covenants of Sellers as to RMFE

RMFE hereby represents, warrants and covenants to Buyer as follows:

         3.1 RMFE is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of RMFE, copies of which have been delivered to Buyer, are complete and accurate, and the minute books of RMFE, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of RMFE.

         3.2 The authorized capital stock of RMFE consists of 20,000,000 shares of common stock. There are 1,875,056 shares of Common Stock issued and outstanding. All such shares of capital stock of RMFE are validly issued, fully paid and nonassessable. RMFE has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of RMFE, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of RMFE. All of the outstanding shares of capital stock of RMFE have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights.

         3.3 RMFE does not own nor has it ever owned any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of RMFE to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

         3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the RMFE and is a valid and binding agreement and obligation of the RMFE enforceable against each Seller, jointly and severally, and against RMFE in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the RMFE each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.


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         3.5  Neither  the  making  of nor the  compliance  with the  terms  and provisions of this Agreement and consummation of the transactions contemplated herein by RMFE will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of RMFE, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which RMFE is a party or by which it or any of its material properties or assets are bound, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over RMFE, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of RMFE pursuant to the terms of any agreement or instrument to which RMFE is a party or by which RMFE may be bound or to which any of RMFE property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by RMFE.

         3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to RMFE or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which RMFE is a party or by which RMFE or its assets, properties, business or capital stock are bound.

         3.7 RMFE has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of RMFE for all current taxes and other charges to which RMFE is subject and which are not currently due and payable. None of the Federal income tax returns of RMFE have been audited by the Internal Revenue Service or other foreign governmental tax agency. RMFE has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against RMFE for any period, nor of any basis for any such assessment, adjustment or contingency.

         3.8 RMFE has delivered to Buyer audited financial statements dated December 31, 1999. All such statements, herein sometimes called "RMFE Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of RMFE for the periods indicated. All financial statements of RMFE have been prepared in accordance with generally accepted accounting principles.

     3.9 RMFE hereby represents and warrants that all outstanding indebtedness of RMFE is as shown on the financial statements.

         3.10 Since the dates of the RMFE Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of RMFE. RMFE does not have any liabilities, commitments or obligations, secured or unsecured except as shown on Schedule A attached hereto (whether accrued, absolute, contingent or otherwise).

     3.11 RMFE is not a party to any contract performable in the future. The representations and warranties of the RMFE shall be true and correct as of the date hereof.

     3.12 RMFE has delivered to Buyer, all of its corporate books and records for review.

         3.13     RMFE has no employee benefit plan in effect at this time.

         3.14 No representation or warranty by RMFE in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.15 RMFE has delivered, to Buyer true and correct copies of a Form 10SB declared effective by the Securities and Exchange Commission ("SEC") and each of its other reports to shareholders filed with the SEC for the year ended December 31, 1999. RMFE is a registered company under the Securities Exchange Act of 1934, as amended.

         3.16 RMFE has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of RMFE generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         3.17 RMFE has conducted no business in the last two years to date, has incurred no liabilities except as shown on the financial statements and accrued as a result of this Agreement and has no contract or open account affiliations whatsoever.


                                   ARTICLE IV

                              Procedure for Closing

         4.1 At the Closing Date, the subscription shall be effective with common stock certificates of RMFE being delivered duly executed for 17,862,376 shares of common stock to CI and the delivery of $200,000 for disbursement from the Escrow with M.A. Littman, Esq., together with delivery of all other notes,agreements, schedules, warranties, and representations set forth in this Agreement.

                                    ARTICLE V

                           Conditions Precedent to the
                          Consummation of the Agreement

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         5.1 RMFE shall have performed and complied with all of its obligations hereunder which are to be complied with or performed on or before the Closing Date and RMFE and CI shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         5.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         5.3 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for CI.

         5.4 The representations and warranties made by parties in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by CI or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of RMFE during or arising after the date of this Agreement.)

         5.6 No change in the management or directors nor exercise of control of RMFE may occur until the Notice required by Section 14f of the Securities Exchange Act has been complied with, in no event shall this be longer than 11 days from the signing of this agreement.

                                   ARTICLE VI

                                  Miscellaneous

         6.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         6.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         6.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     6.4 This Agreement may not be amended except by written consent of both parties.

         6.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:       Rocky Mountain Financial Enterprises, Inc.
                  c/o M.A. Littman
                  7609 Ralston Road
                  Arvada, CO  80002

To:               Comercis, Inc.
                  500 Nolen Dr., Suite 300
                  Southlake, TX  76092
                  Attn:  Chris Meaux

Copy to: Michael M. Kessler, Esq. at the same address as for Comercis, Inc.

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         6.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of parties. However, RMFE may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         6.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement. This Agreement may be executed by facsimile signatures.

         6.8 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to agreements made and to be performed entirely in that state.

         6.9 CI and RMFE agree that in the event of merger, CI shall not effect any reverse split of outstanding shares for a period of eighteen months after date hereof. If this covenant is breached, it shall cause a vesting of a purchase right of shares at $.01 per share for a number of shares for each shareholder as of October 2, 2000 inversely proportional to the reverse split.

IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of __________________________, 2000.

                   Rocky Mountain Financial Enterprises, Inc.


                             By: -------------------------------------------



                             Comercis, Inc.


                             -----------------------------------------------
                             By: Chris M. Meaux, CEO and President